SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is March 29, 2018.

For the MFS® Funds listed below:

MFS® GLOBAL MULTI-ASSET FUND
MFS® PRUDENT INVESTOR FUND

After March 29, 2018, MFS Global Multi-Asset Fund will be terminated. After March 29, 2018, all references and information related to MFS Global Multi-Asset Fund are hereby deleted in their entirety.

1033917                               1                          OCTOBER-SAI-COMBINED-SUP-I-032918